AMENDMENT NO. 2 TO LOAN AGREEMENT

        This Amendment No. 2 to Loan Agreement dated as of March 8, 2002 (“Amendment”) is entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). The Loan Agreement has previously been amended by an Amendment No. 1 thereto dated as of December 1, 2001. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. The Administrative Agent, acting with the consent of the Requisite Lenders under the Loan Agreement and Borrower hereby agree to amend the Loan Agreement as follows:

    1.        Capital Expenditures — Section 6.15(a) and (b). Section 6.15 of the Loan Agreement (as previously amended by Amendment No. 1) is hereby amended so that clauses (a) and (b) read in full as follows [with the changes thereto being indicated in bold text below for the convenience of the reader]:

“(a) Maintenance Capital Expenditures not to exceed (i) $30,000,000 during the Fiscal Year ending on December 31, 2002, and (ii) $25,000,000 during any subsequent Fiscal Year;

    (b)        other Capital Expenditures in an aggregate amount that do not, when aggregated with the outstanding amount of any Acquisitions and Investments made under Section 6.16(i), exceed $210,000,000 during the period between January 1, 2002 and ending on the Maturity Date, provided that not more than $110,000,000 of such Capital Expenditures shall be made at The Orleans;"

    2.        Additional Subordinated Obligations. The Administrative Agent and the Requisite Lenders hereby approve the issuance by Borrower of up to $125,000,000 in new senior subordinated notes, on terms which are substantively similar to those contained in the 1999 Indenture and in any event which are approved by the Administrative Agent.

    3.        Amendment Fee. Borrower agrees to pay each Lender which executes a consent hereto on or prior to Friday, March 8, 2002 an amendment fee of five basis points times the Pro Rata Share of that Lender (the “Amendment Fee”).

    4.        Conditions Precedent to Amendment. The effectiveness of this Amendment is conditioned upon receipt by Administrative Agent of the following:

    a.        Counterparts of this Amendment executed by all parties hereto;

b. the Amendment Fee for the account of each Lender which has executed a consent hereto;

c. Written consent of Coast Resorts, Inc., a Nevada corporation, to the execution, delivery and performance hereof, substantially in the form of Exhibit A hereto; and

d. Written consent of the Requisite Lenders, substantially in the form of Exhibit B hereto.

    5.        Representations. Borrower hereby represents and warrants that no Default or Event of Default has occurred and remains continuing.

    6.        Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized representatives as of the date first written above.

BORROWER: COAST HOTELS AND CASINOS, INC.
By:	/s/ Gage Parrish
Gage Parrish
Title:	VP / CFO

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.
By:	/s/ Janice Hammond

Title:	Vice President

Exhibit A

CONSENT OF GUARANTOR

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A. as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings as set forth for those terms in the Loan Agreement.

        The undersigned Guarantor hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

COAST RESORTS, INC., a Nevada corporation

By:	/s/ Gage Parrish

Title:	VP / CFO
Dated:	March 8, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

Bank of America
[Name of Lender]
By:	/s/ Marilyn Yang

Title:	VP
Dated:	March 7, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

BANK OF SCOTLAND
[Name of Lender]
By:	/s/ Joseph Fratus
Joseph Fratus
Title:	Joseph Fratus
Dated:	March 8, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

THE CIT GROUP/EQUIPMENT FINANCING, INC.
[Name of Lender]
By:	/s/ Katie J. Saunders

Title:	SENIOR CREDIY ANALYST
Dated:	March 13, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

Comerica West Incorporated
[Name of Lender]
By:	/s/ Eion Collins

Title:	VP
Dated:	March 7, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

FIRST HAWAIIAN BANK
[Name of Lender]
By:	/s/ Seydou Diallo
Seydou Diallo
Title:	Media Finance Officer
Dated:	March 7, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

HIBERNIA NATIONAL BANK
[Name of Lender]
By:	/s/ Chris Haskew

Title:	Vice President
Dated:	March 8, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

U.S. Bank National Association
[Name of Lender]
By:	/s/ Kent Morishige

Title:	Asst. Vice Presidetnt
Dated:	March 8th, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

Wells fargo Bank
[Name of Lender]
By:	/s/ Rick Bokum

Title:	Vice President
Dated:	March 6, 2002

Exhibit B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 2 to Loan Agreement to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment No. 2, substantially in the form presented to the undersigned as a draft.

West Coast Bank
[Name of Lender]
By:	/s/ Timothy B. Johnson
Timothy B. Johnson
Title:	Vice President
Dated:	March 12, 2002